UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed by Empire Resorts, Inc. (“Empire” or the “Company”), on August 19, 2009, the Company entered into an investment agreement with Kien Huat Realty III Limited (the “Investment Agreement”), the Company’s largest stockholder, pursuant to which Kien Huat purchased shares of common stock of the Company during the year ended December 31, 2009. Under the Investment Agreement, if any options or warrants outstanding at the time of the final closing under the Investment Agreement, or the first 200,000 (all share numbers in this Current Report on Form 8-K give effect to a one-for-five reverse stock split effective on December 23, 2015) granted to directors or officers as of the final closing date under the Investment Agreement, are exercised, Kien Huat has the right to purchase an equal number of additional shares of common stock as are issued upon such exercise at the exercise price for the applicable option or warrant. The Company refers to these rights as the “Option Matching Rights”.

Pursuant to the terms of the Investment Agreement, the Company is required to provide notice (an “Option Exercise Notice”) of any exercise within five (5) business days, after which notice is received, Kien Huat is required to notify the Company of whether it decides to exercise such Option Matching Rights within ten (10) business days. The Company did not provide such notice to Kien Huat pursuant to the Investment Agreement. On December 31, 2015, the Company and Kien Huat entered into a Letter Agreement (the “Letter Agreement”) pursuant to which the parties agreed that, as a result of the Company’s failure to provide the Option Exercise Notice, Kien Huat’s right to elect to purchase an equal number of shares had not yet vested and would inure to Kien Huat’s benefit only upon the Company’s delivery of such Option Exercise Notice. To fulfill the Company’s obligations pursuant to the Investment Agreement pursuant to the Letter Agreement, the Company provided the Option Exercise Notice as of December 31, 2015 for the approximately 204,706 shares of common stock as required by the Investment Agreement. Kien Huat shall have ten (10) business days following the date on which the Company’s Chief Compliance Officer provides written notice that Kien Huat is no longer unable to exercise the Option Matching Rights pursuant to the Company’s Insider Trading Policy (the “Effective Date Notice”) to elect whether to exercise such Option Matching Rights. The Company currently expects to deliver such Effective Date Notice following the consummation of the Rights Offering, which is discussed below.

Item 8.01.	Other Items.

On January 4, 2016, Empire Resorts, Inc. (“Empire” or the “Company”) issued a press release announcing the commencement of a rights offering (the “Rights Offering”) of transferable subscription rights to holders of record of Empire’s common stock and Series B Preferred Stock as of January 4, 2016 to purchase up to 20,138,888 shares of Empire’s common stock. A copy of Empire’s press release is filed as Exhibit 99.9 hereto. In connection with the Rights Offering, Empire is filing items included as exhibits 5.1, 99.1 through 99.8 to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits to Empire’s Registration Statement on Form S-3 (Registration No. 333-193176), to which the prospectus supplement dated January 4, 2016 relating to the Rights Offering is a part.

In connection with the Rights Offering, on December 31, 2015, Empire and Kien Huat Realty III Limited (“Kien Huat”), Empire’s largest stockholder, entered into a standby purchase agreement (the “Standby Purchase Agreement”). Pursuant to the Standby Purchase Agreement, Kien Huat agreed (i) to exercise its basic subscription rights to acquire approximately $30 million of our common stock within ten (10) days of the commencement of the Rights Offering with a closing proximate thereto and (ii) to exercise the remainder of its basic subscription rights prior to the expiration date of this Rights Offering. In addition, Kien Huat has agreed that it will exercise all rights not otherwise exercised by the other holders in the Rights Offering, which we refer to as the standby purchase, upon the same terms as the other holders. Under the Standby Purchase Agreement, the Company will pay Kien Huat a fee of $1,450,000 and reimburse Kien Huat for its expenses in an amount not to exceed $50,000. Consummation of the Standby Purchase Agreement is subject to usual and customary closing conditions.

The net proceeds of this Rights Offering will be used for (i) the expenses relating to the development of the Montreign Resort Casino, (ii) to redeem the outstanding shares of Series E preferred stock of the Company in accordance with the terms of an existing settlement agreement and (iii) the expenses related to the development of the Golf Course and the Entertainment Village that are part of the initial phase of Adelaar and to support the working capital needs of the Company.

This summary description of the Standby Purchase Agreement is qualified in its entirety by reference to the actual Standby Purchase Agreement, which is filed as Exhibits 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Ellenoff Grossman & Schole LLP

99.1	Standby Purchase Agreement, dated December 31, 2015, by and between Empire Resorts, Inc. and Kien Huat Realty III Limited

99.2	Notice of Guaranteed Delivery

99.3	Form of Rights Certificate

99.4	Form of Letter to Stockholders who are Record Holders

99.5	Form of Letter to Stockholders who are Beneficial Holders

99.6	Form of Letter to Clients of Stockholders who are Beneficial Holders

99.7	Form of Nominee Holder Certification Form

99.8	Form of Beneficial Owner Election Form

99.9	Press Release, dated January 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2016

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer

Exhibit Index

5.1	Opinion of Ellenoff Grossman & Schole LLP

99.1	Standby Purchase Agreement, dated December 31, 2015, by and between Empire Resorts, Inc. and Kien Huat Realty III Limited

99.2	Notice of Guaranteed Delivery

99.3	Form of Rights Certificate

99.4	Form of Letter to Stockholders who are Record Holders

99.5	Form of Letter to Stockholders who are Beneficial Holders

99.6	Form of Letter to Clients of Stockholders who are Beneficial Holders

99.7	Form of Nominee Holder Certification Form

99.8	Form of Beneficial Owner Election Form

99.9	Press Release, dated January 4, 2016